CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
                                                                  EXHIBIT 10.7

                               THIRD AMENDMENT TO
                                LICENSE AGREEMENT
                                     M940121
                                    (MARKED)

This Amendment is made and is effective this 16th day of September, 1997 (the "Effective Date") by and between THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, a California corporation, having its offices located at 300 Lakeside Drive, 22nd Floor, Oakland, California, 94612, acting through its offices at Box 951525, 1106 Ueberroth Building, Los Angeles, California, 90095, hereinafter referred to as "The Regents", and INTRABIOTICS PHARMACEUTICALS, INC., a Delaware corporation, having a principal place of business at 816 Kifer Road, Sunnyvale, California, 94086, hereinafter referred to as "IntraBiotics" and amends License Agreement No. M940121, dated April 22, 1994, and the First Amendment to License Agreement M940121, dated July 31, 1995, and the Second Amendment to License Agreement M940121, dated June 12, 1996.

                                     RECITAL

WHEREAS, this third amendment to License Agreement M940121 has become necessary to clarify sublicensing and royalty and obligations of IntraBiotics in order for IntraBiotics to enter into corporate partnerships.

NOW THEREFORE, the parties agree to amend License Agreement No. M940121 and replace Article 4.2 as follows (with changes indicated by underline):

         4.2 IntraBiotics shall pay to the Regents, upon the Net Sales of Licensed Products sold or disposed of by Sublicensees, an earned royalty equal to [ * ] of the royalties received by IntraBiotics from its Sublicensees, not to exceed [ * ], for products covered by Regents' Patent Rights, and an earned royalty equal to [ * ] from its Sublicensees, not to exceed [ * ], for products covered solely by Joint Patent Rights.

INTRABIOTICS PHARMACEUTICALS, INC.                      THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By: /s/  Kenneth J. Kelley                              By:  /s/ Fredrica S. Reiter
    ------------------------------------------              ------------------------------------------------

Name:  Kenneth J. Kelley                                Name:  Fredrica S. Reiter
       ---------------------------------------                 ---------------------------------------------

Title: President and CEO                                Title: Technology Transfer Officer
       ---------------------------------------                 ---------------------------------------------

Date:  September 16, 1997                               Date:  September 16, 1997
       ---------------------------------------                 ---------------------------------------------

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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